                                                                   EXHIBIT 10.26



PREPARED BY AND RETURN TO:
Carl V. Romano, Esq.
Akerman, Senterfitt & Eidson, P.A.
Phillips Point-East Tower
Suite 900
777 S. Flagler Drive
West Palm Beach, FL  33401




                            MODIFICATION OF MORTGAGE

         THIS AGREEMENT (the "Agreement") made as of this _____ day of June, 1996, by and between THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as "Mortgagee"), and PEDIATRIX MEDICAL GROUP, INC., a Florida corporation (hereinafter referred to as "Mortgagor").

                              W I T N E S S E T H:

         WHEREAS, Mortgagee is the owner and holder of that certain Mortgage, Security Agreement and Assignment of Leases and Rents from Mortgagor dated September 30, 1993, and recorded on October 5, 1993, in Official Records Book 21215, Page 380, and re-recorded in Official Records Book 21421, Page 520, of the Public Records of Broward County, Florida (hereinafter referred to as the "Existing Mortgage" and the Existing Mortgage as modified by this Agreement shall be hereinafter referred to as the "Mortgage); and

         WHEREAS, the Existing Mortgage encumbers certain real property in Broward County, Florida (the "Mortgaged Property") more particularly described in the Existing Mortgage; and

         WHEREAS, the Existing Mortgage secures that certain promissory note executed by Mortgagor in favor of Mortgagee, dated September 30, 1993, in the original principal amount of Nine Hundred Sixty Thousand and no/100 Dollars ($960,000.00) (the "Existing Note") and other indebtedness owed by Mortgagor to Mortgagee pursuant to that certain Credit Agreement dated September 30, 1993 (the "Credit Agreement"); and

         WHEREAS, pursuant to the Credit Agreement, as amended by that certain Amendment No. 1 of same date (the "First Amendment"), Mortgagee agreed to make revolving credit loans to Mortgagor in an aggregate amount not to exceed Four Million and no/100 Dollars ($4,000,000.00) and a mortgage loan not to exceed Nine Hundred Sixty Thousand and no/100 Dollars ($960,000.00); and

         WHEREAS, on September 26, 1994, Mortgagor and Mortgagee entered into that certain Amendment No. 2 to the Credit Agreement (the "Second Amendment") whereby Mortgagee agreed to increase the aggregate principal amount of the revolving credit loans to Mortgagor to an amount equal to the lesser of (a) Seven Million and no/100 Dollars ($7,000,000.00) or (b) such amount (in a minimum amount of Fifty Thousand and no/100 Dollars ($50,000.00) and in integral multiples of Ten Thousand and no/100 Dollars ($10,000.00)) specified by irrevocable notice from the Mortgagor to the Mortgagee; and

         WHEREAS, on June 19, 1995, Mortgagor and Mortgagee entered into that certain Amendment No. 3 to the Credit Agreement (the "Third Amendment") which amended the terms of the Credit Agreement as more particularly set forth and described in the Third Amendment; and

         WHEREAS, on December 30, 1995, Mortgagor and Mortgagee entered into that certain Amendment No. 4 to the Credit Agreement (the "Fourth Amendment"), which amended the terms of the Credit Agreement as more particularly set forth and described in the Fourth Amendment; and

         WHEREAS, on even date herewith Mortgagor and Mortgagee entered into that certain Amended and Restated Credit Agreement (the "Restated Agreement") whereby Mortgagee agreed to loan Mortgagor Two Million Two Hundred Thousand Three Hundred Twenty and no/100 Dollars ($2,200,320.00) (the "New Loan"); and

         WHEREAS, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Restated Agreement shall be hereinafter collectively referred to as the "Credit Agreements"; and

         WHEREAS, in order to evidenced the New Loan, on even date herewith, Mortgagor executed and delivered to Mortgagee a Promissory Note, in the outstanding principal amount of Two Million Two Hundred Thousand Three Hundred Twenty and no/100 Dollars ($2,200,320.00)(hereinafter referred to as the "New Note"); and

         WHEREAS, pursuant to the Restated Agreement, Mortgagee, as a condition to make the New Loan, has required that Mortgagor pledge additional collateral; and

         WHEREAS, Mortgagor desires that the real property more particularly described on Exhibit "A" attached hereto and made a part hereof (the "New Property") serve as additional collateral to secure the New Loan and that the definition and description of "Property" as contained in paragraph 2 and Exhibit "A" of the Existing Mortgage be modified to include the New Property; and

         WHEREAS, on even date herewith, Mortgagor executed and delivered to Mortgagee a Consolidated Promissory Note in the outstanding principal amount of Three Million and no/100 Dollars ($3,000,000.00) (hereinafter referred to as the "Consolidated Note"), which consolidates the outstanding principal balances of the Existing Note and the New Note (the Existing Note and the New Note, as consolidated by the Consolidated Note, shall be hereinafter collectively referred to as the "Notes"); and

         WHEREAS, the Consolidated Note shall be secured by the Mortgage and the New Note and Consolidated Note shall be payable at the time, in the manner and at such interest rates as



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more particularly described in the Restated Amendment, as modified by this
Agreement; and

         WHEREAS, pursuant to paragraph 11.7 of the Existing Mortgage, the maximum recovery under the Existing Mortgage is limited to One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00); and

         WHEREAS, it is also the intent and desire of Mortgagee to increase the maximum recovery under the Existing Mortgage, as modified herein, to Three Million and no/100 Dollars ($3,000,000.00) and to modify paragraph 11.7 of the Existing Mortgage accordingly.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, as well as the payment of the sum of Ten and no/100 Dollars ($10.00) from each to the other and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto for themselves, their successors and assigns hereby mutually covenant and agree as follows:

                 The foregoing recitations are true and correct and comprise a part of this Agreement.

                 The Notes are secured by the Mortgage and any agreements given by Mortgagor in connection with the loan from Mortgagee to Mortgagor (collectively, with the Credit Agreements, the "Loan Documents").

                 The New Property shall serve as additional collateral for the New Loan and the definition and description of "Property" as contained in paragraph 2 and Exhibit "A" of the Existing Mortgage is hereby modified to include the New Property.

                 The maximum recovery under the Existing Mortgage, as set forth in paragraph 11.7 and on the first page of the Existing Mortgage is hereby increased to the sum of Three Million and no/100 Dollars ($3,000,000.00).

                 Mortgagor acknowledges that the Loan Documents continue in full force and effect and that they shall continue to secure payment of all amounts due under and the performance of all obligations of Mortgagor under, the Notes, the Mortgage and any other Loan Documents.

                 Mortgagor acknowledges and agrees that the principal sum of debt evidenced by the Existing Note on the date hereof is Seven Hundred Ninety-Nine Thousand Six Hundred Eighty and no/100 Dollars ($799,680.00), the principal sum of debt evidenced by the New Note is Two Million Two Hundred Thousand Three Hundred Twenty and no/100 Dollars ($2,200,320.00), for an aggregate of Three Million and no/100 Dollars ($3,000,000.00), which is evidenced by the Consolidated Note and secured by the Mortgage. This is the just and true debt of Mortgagor owed to Mortgagee and Mortgagor claims no right of offset, defense or counterclaim against Mortgagee or such debt.

                 Mortgagor agrees to pay any and all documentary stamp tax, intangible tax or other similar taxes levied against the Notes, if any, including, without limitation, any and all interest





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or penalties assessed thereon, and further agrees to indemnify and hold harmless Mortgagee from and against any and all loss, cost, expense or liability, including, without limitation, attorneys' fees and costs, suffered or incurred by Mortgagee by reason of the levy, assessment or assertion of such taxes, penalties or interest.

                 Mortgagor further warrants and represents that the Notes and the Mortgage are in good standing and free from default and that no event has occurred or failed to occur which, with the giving of notice or the passage of time or both, would comprise such a default.

                 A default in performance by Mortgagor of any of its obligations under the Consolidated Note, or any instrument given to evidence or secure any loans from Mortgagee to Mortgagor, shall constitute a default as to all of said obligations and in the event of any such default, Mortgagee shall have the right to immediately enforce any and all remedies provided in the Consolidated Note or in the Mortgage or other Loan Documents given to evidence or secure any such loans.

                 Mortgagee and Mortgagor hereby agree that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, as amended, the receipt and sufficiency of which are hereby acknowledged, in the event Mortgagor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy or insolvency, (iv) have sought, consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Mortgagee shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Mortgagee as provided in the Mortgage, Notes or any other documents given in connection with the Notes and as otherwise provided by law against the Mortgaged Property and other assets on which Mortgagee currently has a lien under the Mortgage and the other documents given in connection with the Mortgage and this Agreement.

                 Except as provided herein, Mortgagee and Mortgagor hereby agree and acknowledge that nothing herein contained shall in any manner affect, alter, change, or impair the rights, remedies and security of the Mortgagee as provided in the Mortgage or any of the Loan Documents. It is the intent of the parties hereto that this Agreement shall not constitute a novation and shall, in no way, adversely affect the lien of the Mortgage and in the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage over the claims which would otherwise be subordinate thereto, and upon any such ruling not being appealed or not being appealable, then to the extent that third persons acquiring an interest in the Mortgaged Property between the time





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of execution of the Mortgage and the execution hereof are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed to affect the lien of the Mortgage shall be void and of no force or effect, as to that claim only, and this Agreement, shall constitute, as to that claim only, a lien upon the Mortgaged Property subordinate to such third person's interests, incorporating by reference the terms of the Mortgage and the Mortgage shall then be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, as between themselves, Mortgagor and Mortgagee shall be bound by all terms and conditions hereof until all indebtedness owing to the Mortgagee shall have been paid in full.

                 No delay by Mortgagee in exercising any right or remedy under the Mortgage, the Loan Documents, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default thereunder. No waiver by Mortgagee of any default shall constitute a waiver of or consent to subsequent defaults. No failure of Mortgagee to exercise any option to accelerate maturity of the debt secured by the Mortgage, no forbearance by Mortgagee before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceedings by Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt by reason of any past, present or future default on the part of Mortgagor; and, in like manner, the procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt by Mortgagee.

                 As a material inducement for Mortgagee to execute this Mortgage, Mortgagor does hereby waive and release, acquit, satisfy and forever discharge Mortgagee and its affiliates and assignees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which the Mortgagor ever had, now has, or which any personal representative, successor, heir or assign of the Mortgagor hereafter can, shall or may have against Mortgagee, or its affiliates and assignees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. In addition to, and without limiting the generality of the foregoing, and in consideration of the Mortgagee's execution of this Agreement, Mortgagor covenants with and warrants unto Mortgagee, and its affiliates and assignees, that there exist no claims, counterclaims, defenses, objections, offsets or claims of offsets against the Mortgagee or the joint and several obligation of the Mortgagor to pay the indebtedness evidenced by the Notes to the Mortgagee when and as the same becomes due and payable.

           Time is of the essence in all matters connected herewith.

                 At any time, and from time to time, upon request by the Mortgagee, the Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to the Mortgagee and where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices or places as shall be deemed desirable by the Mortgagee, any and all other such further mortgages, instruments of further assurances, financing statements, certificates and other documents as may, in the opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, perfect or to continue and preserve:





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                 (        the obligation of the Mortgagor under the
         Consolidated Note and this Mortgage; and

                 (        the lien of this Mortgage as a valid lien upon all of
         the Mortgaged Property. Upon any failure by Mortgagor to do so, the Mortgagee may make, execute, record, file, re-record and/or refile any and all such Mortgages, financing statements, instruments, certificates and documents for and in the name of Mortgagor and the Mortgagor hereby irrevocably appoints the Mortgagee the agent and attorney in fact of Mortgagor so to do. The lien hereof will automatically attach without further act, to all after acquired property of Mortgagor that shall be attached to and/or used in the operation of the Mortgaged Property or any part thereof.

                 The maturity date of the Consolidated Note is June 30, 2003, which maturity date may be extended in the sole and absolute discretion of Mortgagee without recording notice of such extension.

                 Any notice, demand or other writing authorized or required by the Mortgage to be served on or given to Mortgagor shall be served on or given to Mortgagor at the following address:

                          PEDIATRIX MEDICAL GROUP, INC.
                          1455 Northpark Drive
                          Fort Lauderdale, Florida  33320

or such other address as may have been furnished in writing to Mortgagee by Mortgagor. Any notice, demand or other instrument authorized or required by the Consolidated Note, Mortgage or other Loan Documents to be served on or given to Mortgagee shall be served on or be given to Mortgagee at:

                          THE FIRST NATIONAL BANK OF BOSTON
                          100 Federal Street
                          Boston, Massachusetts  02110

or at such other address as may have been furnished in writing by Mortgagor to Mortgagee.

                 Neither the Mortgage nor the Loan Documents, nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                 Any disputes arising under the Mortgage or the Loan Documents shall be governed by and construed in accordance with the law of the State of Florida.

                 Except as modified herein, all of the terms, covenants and conditions of the Mortgage are ratified, confirmed and approved and shall remain in full force and effect.





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         MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIMS MADE BETWEEN THEM WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MODIFICATION OF MORTGAGE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE ENTERING INTO THIS MODIFICATION OF MORTGAGE AND ANY AGREEMENT MADE OR TO BE MADE IN CONNECTION HEREWITH.

         IN WITNESS WHEREOF, Mortgagee and Mortgagor have caused these presents to be executed, as of the date and year first above written.

Signed, sealed and delivered                                MORTGAGEE:
in the presence of:
                                                            THE FIRST NATIONAL BANK OF
                                                            BOSTON, a national banking association


 . . . . . . . . . . . . . . . . . . . . . . . . .           By: . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . . . . . . . . .           Print Name: . . . . . . . . . . . . . . . . . . . . . . . . .
                                                            Title:  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . . . . . . . . .

                                                            MORTGAGOR:

                                                            PEDIATRIX MEDICAL GROUP, INC.,
                                                            a Florida corporation


 . . . . . . . . . . . . . . . . . . . . . . . . .           By:__________________________________________________________
Print Name: . . . . . . . . . . . . . . . . . . .           Print Name: . . . . . . . . . . . . . . . . . . . . . . . . .
                                                            Title:  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . . . . . . . . .


COMMONWEALTH OF MASSACHUSETTS





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COUNTY OF SUFFOLK

         The foregoing instrument was acknowledged before me this _______ day of June, 1996, by __________________________, as ________________ of PEDIATRIX
MEDICAL GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or produced _________________________ as identification.




                                 Notary Public, Commonwealth of Massachusetts
                                 Print Name:
                                 My Commission expires:


STATE OF MASSACHUSETTS

COUNTY OF SUFFOLK

         The foregoing instrument was acknowledged before me this _______ day of June, 1996, by _________________________, as ________________ of THE FIRST
NATIONAL BANK OF BOSTON, a national banking association, on behalf of said bank. He/She is personally known to me or produced ______________________ as identification.




                                  Notary Public, Commonwealth of Massachusetts
                                  Print Name:
                                  My Commission expires:





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                                  EXHIBIT "A"

                         LEGAL DESCRIPTION-NEW PROPERTY

                 PORTIONS OF LOTS 1 AND 2, BLOCK 2, PARK OF COMMERCE, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 110, PAGE 15, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, DESCRIBED AS
                 FOLLOWS:

                 COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 1, BLOCK 2; THENCE NORTH 14 degrees 22'18" EAST, ALONG THE WEST BOUNDARY
                 OF SAID LOT 1, A DISTANCE OF 40.20 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 14 degrees 22'18" EAST, ALONG THE WEST BOUNDARY OF SAID LOT 1, A DISTANCE OF 405.80 FEET; THENCE NORTH 39 degrees 00'00" EAST, A DISTANCE OF 83.00 FEET; THENCE NORTH 12 degrees 35'00" EAST, A DISTANCE OF 125.71
                 FEET, THE LAST TWO (2) DESCRIBED COURSES BEING ALONG THE WESTERLY BOUNDARY OF SAID LOT 2, BLOCK 2; THENCE SOUTH 82 degrees 44'50" EAST, A DISTANCE OF 176.12 FEET; THENCE SOUTH
                 07 degrees 15'18" WEST, A DISTANCE OF 598.94 FEET TO A POINT
                 OF INTERSECTION WITH THE NORTH LINE OF THE 80.00 FOOT WIDE PRIVATE ACCESS AND UTILITY EASEMENT KNOWN AS ATLANTIC LOOP AS SHOWN ON SAID PLAT OF PARK OF COMMERCE, SAID POINT BEING ON
                 THE ARC OF A CURVE CONCAVE SOUTHERLY, WHOSE RADIUS POINT BEARS SOUTH 15 degrees 59'10" WEST FROM THE LAST DESCRIBED POINT; THENCE WESTERLY, ALONG THE ARC OF SAID CURVE AND SAID NORTH LINE, HAVING A RADIUS OF 455.55 FEET, A CENTRAL ANGLE OF 12 degrees 28'06", FOR AN ARC DISTANCE OF 98.87 FEET, TO A POINT OF REVERSE CURVATURE OF A CURVE CONCAVE TO THE NORTH; THENCE CONTINUE WESTERLY ALONG THE ARC OF SAID CURVE AND SAID NORTH LINE, HAVING A RADIUS OF 2,090.00 FEET, A CENTRAL ANGLE OF 05 degrees 01'26", FOR AN ARC DISTANCE OF 183.26 FEET TO THE POINT OF BEGINNING.

                 SAID LANDS SITUATE IN BROWARD COUNTY, FLORIDA, CONTAINING
                 140.454 SQUARE FEET, OR 3.224 ACRES MORE OR LESS.





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